UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 30, 2005
                                                        -----------------

                              AfterSoft Group, Inc
                              --------------------
                             (Formerly W3 Group, Inc)
                             -----------------------
             (Exact name of registrant as specified in its charter)



     Delaware                       0-27083               84-1108035
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission          (IRS Employer
 of incorporation)                 File Number)       Identification No.)


       Savannah House 5th Floor 11 Charles II Street, London SW1Y 4QU U K
                    (Address of principal executive offices)

               Registrant's telephone number, including area code
                               (+44) 207 451 2468


         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Section 8 - Other Events
Item 8.01

On December 21, 2005, W3 Group, Inc. (the "Company") consummated an Acquisition Agreement ("Agreement") to acquire all of the outstanding shares of common stock of Aftersoft Group, Inc., a Delaware corporation ("Aftersoft"). W3 Group, Inc changed its name to Aftersoft Group, Inc.

The Company has changed its accounting year end to June 30 the accounting year end of Aftersoft,it was previously December 31.

                                       By    /s/ Ian Warwick
                                          --------------------------------------

                                             Ian Warwick
                                             Chief Executive and President


Date: December 30, 2005